CONTINUED UNDER THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT

BAUSCH HEALTH COMPANIES INC.

NUMBER

GC5817619

SHARES

*************0*************

This certifies that

**** SPECIMEN ****

* SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH COMPANIES INC. * SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH COMPANIES INC. * SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH COMPANIES INC. * SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH COMPANIES INC. * SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH COMPANIES INC. * SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH

Is the Registered Holder of

**** ZERO ****

* SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH COMPANIES INC. * SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE BAUSCH HEALTH COMPANIES INC. * BAUSCH HEALTH COMPANIES INC. * SPECIMEN * GC5817619 * CA0717341071 * 0FULLY PA

ISIN: CA0717341071
CUSIP: 071734107

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

BAUSCH HEALTH COMPANIES INC.

in the Capital of the above named Company subject to the Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Toronto, Ontario.

DATED: JULY 10, 2018

COUNTERSIGNED AND REGISTERED
AST TRUST COMPANY (CANADA)
REGISTRAR AND TRANSFER AGENT OR
AMERICAN STOCK TRANSFER
& TRUST COMPANY, LLC
CO-TRANSFER AGENT AND CO-REGISTRAR

CHAIRMAN and CHIEF EXECUTIVE OFFICER

BY: ______________________________

Authorized Signature

The Common Shares represented by this Certificate are transferable at the principal offices of AST Trust Company (Canada) in Toronto, Ontario and at the offices of American Stock Transfer & Trust Company, LLC in Brooklyn, New York.

SECURITY INSTRUCTIONS ON REVERSE — VOIR LES INSTRUCTIONS DE SECURITE AU VERSO

5817619

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

____

(**Print** name(s) of person(s) to whom the securities are being transferred and the address for the register)

____

____ shares

(number of shares if blank, deemed to be all)

of the Company represented by this certificate, and hereby irrevocably constitutes and appoints ______________________ the attorney of the undersigned to transfer the said securities with full power of substitution in this matter:

Dated ________________

Signature Guarantee(s)*
(the transfer cannot be processed without acceptable guarantees of all signatures)

Transferor(s) Signature(s)*

____

____

____

* For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes.
In addition, every signature must be **Signature Guaranteed** by a Canadian Schedule 1 chartered bank, or a member of one of the recognized medallion programs - Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange, Inc. Medallion Signature Program (MSP).